                                                                  Exhibit 32.1



                           CERTIFICATION PURSUANT TO

                            18 U.S.C. SECTION 1350,

                            AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I, Robert A. Reynolds, Jr., President and Principal Executive Officer of Graybar Electric Company, Inc. ("the Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
















/s/ Robert A. Reynolds, Jr.
---------------------------
Robert A. Reynolds, Jr.
President and Principal Executive Officer


November 10, 2006